UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 15, 2011

PRECISION OPTICS CORPORATION, INC.
(Exact name of registrant as specified in its charter)

Massachusetts	001-10647	04-2795294
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

22 East Broadway, Gardner, Massachusetts	01440
(Address of principal executive offices)	(Zip Code)

(978) 630-1800
(Registrant’s telephone number, including area code)

Not applicable.
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01  Other Events.

On June 25, 2008, we entered into a Purchase Agreement, as amended on December 11, 2008, with certain accredited investors (the “Investors”) pursuant to which we sold an aggregate of $600,000 of 10% Senior Secured Convertible Notes (the “Notes”).  The Investors amended the Notes on several dates to extend the “Stated Maturity Date” of the Notes.

On December 15, 2011, one of the Investors, Arnold Schumsky, further amended his remaining Note to extend the “Stated Maturity Date” to January 31, 2012.

On December 15, 2011, we repaid Special Situations Fund III QP, L.P. a principal repayment of $275,000 and accrued interest of $95,486, for a total of $370,486. On December 15, 2011, we repaid Special Situations Private Equity Fund, L.P. a principal repayment of $275,000 and accrued interest of $95,486, for a total of $370,486. The Notes held by Special Situations Fund III QP, L.P. and Special Situations Private Equity Fund, L.P. have been satisfied in full and the obligations thereunder have been terminated.

This report contains forward-looking statements. Forward-looking statements include, but are not limited to, statements that express our intentions, beliefs, expectations, strategies, predictions or any other statements related to our future activities or future events or conditions. These statements are based on current expectations, estimates and projections about our business based, in part, on assumptions made by our management.  These statements are not guarantees of future performances and involve risks, uncertainties and assumptions that are difficult to predict. Therefore, actual outcomes and results may differ materially from what is expressed or forecasted in the forward-looking statements due to numerous factors, including those risks discussed in our Annual Report on Form 10-K and in other documents that we file from time to time with the SEC.  Any forward-looking statements speak only as of the date on which they are made, and we do not undertake any obligation to update any forward-looking statement to reflect events or circumstances after the date of this report, except as required by law.

The foregoing description of the Notes does not purport to be complete and is qualified in its entirety by reference to the full text of the Notes and Side Letter Agreement, filed as Exhibits 4.1 and 10.1 respectively, to this report. The foregoing description of the Endorsement is qualified in its entirety by reference to the full text of the Endorsement filed as Exhibit 10.2 to this report.

Item 9.01  Financial Statements and Exhibits.

4.1	Form of 10% Senior Secured Convertible Note, dated June 25, 2008 (included as Exhibit 4.3 to the Form 8-K filed June 27, 2008 and incorporated herein by reference).

10.1
Side Letter Agreement between the Company and the holders signatory to the 10% Senior Convertible Note, dated December 11, 2008 (included as Exhibit 10.15 to the Form S-1 filed on December 18, 2008, and incorporated herein by reference).

10.2	Endorsement to 10% Senior Secured Convertible Note by the Company, dated December 15, 2011, and accepted by Arnold Schumsky (filed herewith).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Precision Optics Corporation, Inc.
(Registrant)

Date	December 21, 2011

/s/ Joseph N. Forkey
(Signature)

		Name:	Joseph N. Forkey
		Title:	Chief Executive Officer